[MEDE AMERICA LOGO]

                        1998 EMPLOYEE STOCK PURCHASE PLAN

The following constitutes the provisions of the MEDE American Corporation 1998 Employee Stock Purchase Plan.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986 as amended. The provisions of the Plan accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

       (a) "Board" shall mean the Board of Directors of the Company.

       (b) "Code" shall mean the Internal Revenue Code of 1986 as amended.

       (c) "Common Stock" shall mean the Common Stock of the Company.

       (d) "Company"   shall   mean  MEDE   America   Corporation,   a  Delaware
           corporation, and any Designated Subsidiary of the Company.

       (e) "Compensation" shall mean amounts received by an Employee during an Offering Period for personal services rendered and which are included as W-2 earnings.

       (f)"Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

       (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

       (h) "Enrollment Date" shall mean the first day of each Offering Period.

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       (i) "Exercise Date" shall mean the last day of each Offering Period.

       (j) "Fair Market Value" shall mean, as of any date the value of Common Stock determined as follows:

                    1. If the Common Stock is listed on any established stock exchange or a national market system, including limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    2. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    3.   In the absence of an established  market for the Common
                         Stock,   the  Fair  Market  Value   thereof   shall  be
                         determined in good faith by the Board.

       (k) "Offering Period" shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1, and July 1, and terminating on the last Trading Day in the period ending the following June 30 and December 31; provided, however, that the first Offering Period under the Plan is after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

       (l) "Plan" shall mean the MEDE America Corporation 1998 Employee Stock Purchase Plan.

       (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

       (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

       (o) "Subsidiary" shall mean a corporation, domestic or foreign of which not less than 50% of the voting shares are held by the Company or a Subsidiary whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

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       (p) "Trading Day" shall mean a day on which national stock  exchanges and the Nasdaq System are open for trading.

3. Eligibility

       (a) Any Employee who shall be employed by the Company on a given Enrollment Date and who has served at least six months with the Company or Subsidiary thereof and is at least 18 years of age.

       (b) Any provisions of the Plan to the contrary notwithstanding no Employee shall be granted an option under the Plan (i) to the extent that immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
   Section 20 hereof provided, however, that the first Offering Period under the Plan shall commence after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation

       (a) An eligible Employee may become a participant in the plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Human Resources department prior to the applicable Enrollment Date. Newly eligible Employee's may enter the Offering Period by filing a subscription agreement within 30 days of their eligibility date.

       (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date (or, in the case of newly eligible Employees, the next payroll after Human Resources receives the participant's subscription agreement) and shall continue unless terminated by the participant as provided in Section 10 hereof.

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       (a) At the time a participant files his or her subscription  agreement he or she shall elect to have payroll deductions made on each pay day during the Offering Period between one percent (1%) and not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

       (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

       (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions by completing or filing with the Company a new subscription agreement authorizing a change to be effective the first payroll period after the next Enrollment Date or after Human Resources receives the change, whichever is designated by the participant. A participant may make only one change to his or her contribution percentage during an Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

       (d) Notwithstanding the foregoing, to the extent necessary to comply with
           Section 423(b) or the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

       (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b)

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   and 12 hereof.  Exercise  of the option  shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of shares (including fractional shares) subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. A book balance account will be established for each participant at a financial institution approved by the Board. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, statements will be generated and mailed to all participants evidencing ownership.
   Participants will have the option of receiving a physical certificate, selling a portion or all shares held in the account or leaving the shares in their account.

10. Withdrawal. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit A to the Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant during the payroll period after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, the participant will not be allowed to resume payroll deductions for a period of at least six (6) months following the end of the Offering Period in which he or she withdrew their contributions. The participant must submit a new subscription agreement when they are eligible to resume payroll deductions.

11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or in the case of his or her death to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest.   No  interest  shall  accrue  on  the  payroll  deductions  of  a participant in the Plan.

13. Stock

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds to number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Dividends. Any dividends declared by the Company in connection with this Plan will be reinvested in the participant's account and shall be used to purchase shares.

15. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

16. Designation of Beneficiary.

       (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participants account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

       (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall delivery such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may delivery such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company my designate.

17. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

18. Use of Funds. All payroll deductions and any interest earned on payroll deductions that are received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

19. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price and the number of shares purchased.

20. Adjustments. Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

       (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase pr Offering Period (pursuant to
           Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company: provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

       (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.


       (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

21. Amendment or Termination.

       (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any changes in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval in such a manner and to such a degree as required.

       (b) Without  shareholder  consent  and  without  regard  to  whether  any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

22. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic and foreign, including without limitation, the Securities Act or 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the period exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

24. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                                                       EXHIBIT A

MEDE AMERICA
EMPLOYEE STOCK PURCHASE PLAN
ENROLLMENT/CHANGE FORM

EMPLOYEE NAME: ------------------------------------------

                      (Please Print)

SOCIAL SECURITY: ----------------  LOCATION: ---------------------

--------------------------------------------------------------------------------
COMPLETE REASONS(S) FOR ENROLLMENT/CHANGE:

----------  New Enrollment

----------  Stop Deductions (This will terminate your  participation in the Plan for this Offering Period and the next Offering Period. Your existing balance will be refunded to you as soon as administratively possible.)

----------  Change:  Contribution Rate ----------  Beneficiary ----------

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PAYROLL DEDUCTION AUTHORIZATION

I authorized deductions from each payroll check of the following percentage of my total compensation.

  Contribution Rate: ----------------  (1-10%, whole increments)

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BENEFICIARY

-------------------------------  ------------------  ------------------
Name                              Social Security #     Relationship

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     Address

----------------------------------------------------
Signature of Spouse (If beneficiary other than spouse)

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By signing  below,  I represent  that I have received and reviewed the Company's
Prospectus issued in connection with my participation in the MEDE America 1998 Employee Stock Purchase Plan. I further represent that I have carefully reviewed and understand the terms of the Plan and such other matters as I found necessary to understand the mechanics and risks of participation in the Plan.

------------------------------------------      ------------
     Employee Signature                              Date

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(For Corporate Benefits Department Use Only)

Approved By: ----------------------------------------------

Date: ----------------       Deposit Processing Code

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               Fax form to confidential fax number: 330-963-3713